UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 25, 2009

(Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices, including zip code)

(847) 937-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On February 25, 2009, Abbott Laboratories, an Illinois corporation (“Abbott”) announced that the offer (the “Offer”) by Rainforest Acquisition Inc., a Delaware corporation (the “Purchaser”) and a wholly owned subsidiary of Abbott, to purchase all of the outstanding shares of common stock, par value $0.01 per share, of Advanced Medical Optics, Inc. (“AMO”), a Delaware corporation (the “Common Stock”), and the associated preferred stock purchase rights issued in connection with the Rights Agreement, dated June 24, 2002, by and between AMO and Mellon Investor Services, LLC (together with the Common Stock, the “Shares”), of AMO at a price of $22.00 per Share, net to the seller in cash (without interest and subject to any required withholding taxes) had expired at 12:00 midnight, New York City time, on February 24, 2009 (the “Expiration Date”) and that the depositary for the Offer had advised Abbott that approximately 56,395,914 Shares had been validly tendered in the Offer (including approximately 6,657,258 Shares subject to guaranteed delivery procedures).  These Shares, together with the Shares beneficially owned by Abbott and its wholly owned subsidiaries, represented approximately 93.5% of the outstanding Shares, or approximately 83.1% on a fully diluted basis.  All Shares that were validly tendered in the Offer and not properly withdrawn were accepted for payment.

The Offer was made pursuant to the agreement and plan of merger, dated as of January 11, 2009 (as amended, the “Merger Agreement”), by and among Abbott, the Purchaser and AMO.  Under the terms of the Offer, tendering AMO stockholders who used guaranteed delivery procedures had three trading days after the Expiration Date to complete delivery of their Shares.  Rather than wait for completion of such delivery procedures, on February 26, 2009, in accordance with the terms of the Merger Agreement, the Purchaser exercised its “top-up” option to purchase directly from AMO a number of newly-issued Shares sufficient to give the Purchaser ownership of more than 90% of the outstanding Shares at a price of $22.00 per Share, the same amount paid for each Share tendered and accepted for payment by the Purchaser pursuant to the Offer.  On February 26, 2009, Abbott effected a “short-form” merger, pursuant to which the Purchaser merged with and into AMO (the “Merger”) in accordance with the terms of the Merger Agreement and the General Corporation Law of the State of Delaware (the “DGCL”), with AMO continuing as the surviving corporation and a wholly owned subsidiary of Abbott.  Pursuant to the Merger Agreement, at the effective time of the Merger, each Share issued and outstanding immediately prior to the effective time of the Merger (other than Shares owned by AMO, Abbott, the Purchaser or any of their respective subsidiaries and Shares held by dissenting stockholders who properly exercise appraisal rights under the DGCL) were converted into the right to receive $22.00 per Share in cash (without interest and subject to any required withholding taxes).

Upon the effectiveness of the Merger, Advanced Medical Optics, Inc. was renamed Abbott Medical Optics Inc.

The total cost to acquire all outstanding Shares pursuant to the Offer and the Merger was approximately $1.3 billion.  In addition, at the time of the acquisition, AMO had approximately $1.5 billion of debt, which includes the AMO debt described in Item 2.03 below that will remain outstanding.  Abbott funded the acquisition through cash on hand.

AMO is a global leader in the development, manufacture and marketing of medical devices for the eye.  AMO has three business units: cataract, refractive and eye care.  AMO has operations in approximately 27 countries and sells its products in approximately 60 countries.

The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to Abbott’s Current Report on Form 8-K filed on January 15, 2009 and is incorporated herein by reference.

On February 26, 2009, Abbott issued a press release announcing the consummation of the Merger.  The press release is attached as Exhibit 99.1.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 2.01 of this Form 8-K is incorporated into this Item 2.03.

AMO remains obligated under the obligations described below.  Abbott has not, however, assumed or become a guarantor or otherwise obligated under any of these outstanding obligations of AMO.

•                  $189,105,000 aggregate principal amount of AMO’s 2.50% Convertible Senior Subordinated Notes due 2024 (the “2.50% Notes”), issued under the indenture, dated as of June 22, 2004, between AMO and U.S. Bank National Association, as trustee (“U.S. Bank”), as supplemented by the supplemental indenture, dated as of February 26, 2009, between AMO and U.S. Bank (collectively, the “2.50% Notes Indenture”);

•                  $105,000,000 aggregate principal amount of AMO’s 1.375% Convertible Senior Subordinated Notes due 2025 (the “1.375% Notes”), issued under the indenture, dated as of July 18, 2005, between AMO and U.S. Bank, as supplemented by the supplemental indenture, dated as of February 26, 2009, between AMO and U.S. Bank (collectively, the “1.375% Notes Indenture”); and

•                  $330,015,000 aggregate principal amount of AMO’s 3.25% Convertible Senior Subordinated Notes due 2026 (the “3.25% Notes” and, together with the 2.50% Notes and the 1.375% Notes, the “Notes”), issued under the indenture, dated as of June 13, 2006, between AMO and U.S. Bank, as supplemented by the supplemental indenture, dated as of August 15, 2006, between AMO and U.S. Bank, and the second supplemental indenture, dated as of February 26, 2009, between AMO and U.S. Bank (collectively, the “3.25% Notes Indenture”).

On February 26, 2009, as a result of the Merger, AMO and U.S. Bank entered into supplemental indentures to amend the Indentures (as defined below) in order to fix the cash conversion values of the Notes.  Copies of the supplemental indentures for the 2.50% Notes, the 1.375% Notes and the 3.25% Notes are attached as Exhibits 4.2, 4.4 and 4.7, respectively, and are incorporated herein by reference.

Pursuant to the terms of the 2.50% Notes Indenture, the 1.375% Notes Indenture and the 3.25% Notes Indenture (collectively, the “Indentures”), a “fundamental change” occurred on February 25, 2009 in connection with the acquisition of the Shares pursuant to the Offer.  Accordingly, in accordance with the terms and conditions of the Indentures, the 2.50% Notes may be converted into cash (without interest) based on the applicable conversion value through March 13, 2009, and the 1.375% Notes and the 3.25% Notes may be converted into cash (without interest) based on the applicable conversion value through March 12, 2009.

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As a result of the fundamental change, holders of Notes have the right to require AMO to repurchase all or a portion of their Notes at a cash repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest.  Copies of the notices sent to holders of the 2.50% Notes, the 1.375% Notes and the 3.25% Notes in connection with such repurchase right are attached as Exhibits 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference.

Descriptions of certain terms and conditions of the Notes are set forth below.

Interest Payments

Interest is payable under the Notes as follows: (i) for the 2.50% Notes, on January 15 and July 15 of each year; (ii) for the 1.375% Notes, on January 1 and July 1 of each year; and (iii) for the 3.25% Notes, on February 1 and August 1 of each year.

Conversion and Repurchase Rights

Each series of the Notes may be converted into cash (without interest), at the option of the holders, on or prior to the final maturity date under certain circumstances.  In addition to the repurchase right described above, the holders of each series of Notes may require AMO to repurchase all or a portion of their Notes at a repurchase price of 100% of the principal amount, plus accrued and unpaid interest, at the times and subject to the terms and conditions specified in the applicable Indenture.

Redemption Rights

AMO may redeem at its option all or a portion of each series of the Notes for a cash price equal to 100% of the principal amount, plus accrued and unpaid interest, as follows: (i) with respect to the 2.50% Notes, on or after January 20, 2010; (ii) with respect to the 1.375% Notes, on or after July 6, 2011; and (iii) with respect to the 3.25% Notes, on or after August 4, 2014.

Events of Default

The Indentures contain customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, acceleration of certain other indebtedness, and certain events of bankruptcy and insolvency.

The descriptions of the Notes set forth above do not purport to be complete and are qualified in their entirety by reference to the 2.50% Notes Indenture, the 1.375% Notes Indenture and the 3.25% Notes Indenture, respectively, which are attached as Exhibits 4.1 and 4.2, Exhibits 4.3 and 4.4 and Exhibits 4.5, 4.6 and 4.7, respectively, and are incorporated herein by reference.

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Item 2.04               Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided under Items 2.01 and 2.03 of this Form 8-K is incorporated into this Item 2.04.

Item 8.01                                             Other Events.

On February 25, 2009, Abbott issued a press release announcing the acceptance of the Shares pursuant to the Offer.  A copy of the press release is attached as Exhibit (a)(5)(H) to Amendment No. 6 to Abbott’s Tender Offer Statement on Schedule TO filed on February 25, 2009 and is incorporated herein by reference.

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Item 9.01                                             Financial Statements and Exhibits.

 (d)                              Exhibits.

Exhibit Number	Exhibit Description

2.1

*Agreement and Plan of Merger, dated as of January 11, 2009, by and among Abbott, the Purchaser and AMO, filed as Exhibit 2.1 to Abbott Laboratories’ Current Report on Form 8-K filed on January 15, 2009.

4.1	Indenture, dated as of June 22, 2004, between AMO and U.S. Bank National Association, as trustee (relating to the 2.50% Notes).

4.2	Supplemental Indenture, dated as of February 26, 2009, between AMO and U.S. Bank National Association, as trustee (relating to the 2.50% Notes).

4.3	Indenture, dated as of July 18, 2005, between AMO and U.S. Bank National Association, as trustee (relating to the 1.375% Notes).

4.4	Supplemental Indenture, dated as of February 26, 2009, between AMO and U.S. Bank National Association, as trustee (relating to the 1.375% Notes).

4.5	Indenture, dated as of June 13, 2006, between AMO and U.S. Bank National Association, as trustee (relating to the 3.25% Notes).

4.6	Supplemental Indenture, dated as of August 15, 2006, between AMO and U.S. Bank National Association, as trustee (relating to the 3.25% Notes).

4.7	Second Supplemental Indenture, dated as of February 26, 2009, between AMO and U.S. Bank National Association, as trustee (relating to the 3.25% Notes).

99.1	Press release dated February 26, 2009.

99.2	Notice of Fundamental Change and Offer to Repurchase to holders of AMO’s 2.50% Convertible Senior Subordinated Notes due 2024, dated as of February 27, 2009.

99.3	Notice of Fundamental Change and Offer to Repurchase to holders of AMO’s 1.375% Convertible Senior Subordinated Notes due 2025, dated as of February 27, 2009.

99.4	Notice of Fundamental Change and Offer to Repurchase to holders of AMO’s 3.25% Convertible Senior Subordinated Notes due 2026, dated as of February 27, 2009.

*  Incorporated herein by reference. Commission file number 1-2189.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ABBOTT LABORATORIES

By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance and Chief Financial Officer

Dated:  March 3, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1

*Agreement and Plan of Merger, dated as of January 11, 2009, by and among Abbott, the Purchaser and AMO, filed as Exhibit 2.1 to Abbott Laboratories’ Current Report on Form 8-K filed on January 15, 2009.

4.1	Indenture, dated as of June 22, 2004, between AMO and U.S. Bank National Association, as trustee (relating to the 2.50% Notes).

4.2	Supplemental Indenture, dated as of February 26, 2009, between AMO and U.S. Bank National Association, as trustee (relating to the 2.50% Notes).

4.3	Indenture, dated as of July 18, 2005, between AMO and U.S. Bank National Association, as trustee (relating to the 1.375% Notes).

4.4	Supplemental Indenture, dated as of February 26, 2009, between AMO and U.S. Bank National Association, as trustee (relating to the 1.375% Notes).

4.5	Indenture, dated as of June 13, 2006, between AMO and U.S. Bank National Association, as trustee (relating to the 3.25% Notes).

4.6	Supplemental Indenture, dated as of August 15, 2006, between AMO and U.S. Bank National Association, as trustee (relating to the 3.25% Notes).

4.7	Second Supplemental Indenture, dated as of February 26, 2009, between AMO and U.S. Bank National Association, as trustee (relating to the 3.25% Notes).

99.1	Press release dated February 26, 2009.

99.2	Notice of Fundamental Change and Offer to Repurchase to holders of AMO’s 2.50% Convertible Senior Subordinated Notes due 2024, dated as of February 27, 2009.

99.3	Notice of Fundamental Change and Offer to Repurchase to holders of AMO’s 1.375% Convertible Senior Subordinated Notes due 2025, dated as of February 27, 2009.

99.4	Notice of Fundamental Change and Offer to Repurchase to holders of AMO’s 3.25% Convertible Senior Subordinated Notes due 2026, dated as of February 27, 2009.

*  Incorporated herein by reference. Commission file number 1-2189.